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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 16, 2003

                         LIBERTY GROUP PUBLISHING, INC.

               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                     333-46957               36-4197635
        ---------------              ---------------          ---------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                File Number)          Identification No.)


                           3000 DUNDEE ROAD, SUITE 203
                           NORTHBROOK, ILLINOIS 60062


              (Address of Principal Executive Offices and Zip Code)

                              --------------------

                                 (847) 272-2244

              (Registrant's telephone number, including area code)

                              --------------------


                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1 Text of conference call held May 16, 2003 related to the Liberty Group Publishing, Inc.'s financial results for the three months ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is being furnished under this Item 9, "Regulation FD Disclosure." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

         On May 16, 2003, Liberty Group Publishing, Inc. held a conference call to discuss its financial results for the three months ended March 31, 2003. A transcript of the conference call is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 16, 2003                   LIBERTY GROUP PUBLISHING, INC.
                                      (registrant)


                                      By:      /s/ Kenneth L. Serota
                                         ---------------------------------------
                                      Name: Kenneth L. Serota
                                      Its:  President, Chief Executive Officer
                                            and Chairman of the Board of
                                            Directors



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